                                                                    Exhibit 99.1

                                                                      Form No. 5
                                                                     Page 1 of 8


                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee

In re:  Mattress Discounters                    Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                          Jointly Administered
                                                                     Chapter 11

-------------------------------------------------------------------------------

                            Monthly Operating Report
         For the monthly period November 24, 2002 to December 28, 2002

                        Financial Background Information

1.  ACCOUNTING BASIS:

----------------------------------------------------------------------------------------------------------------------

Cash __________________                                      Accrual _______X_______

-------------------- -------------------------------------------------------------------------------------------------

2.  PREPARER INFORMATION:

-------------------- -------------------------------------------------------------------------------------------------
Name of Preparer(s)                                         Telephone
                     Address                                Number                       Position
-------------------- -------------------------------------------------------------------------------------------------

Chris Stabile        Mattress Discounters Corporation       301-856-6755                 Chief Accounting Officer
                     9822 Fallard Court                     Ext. 300
                     Upper Marlboro, MD 20772

Mike Malone          Mattress Discounters Corporation       301-856-6755                 Controller
                     9822 Fallard Court                     Ext. 400
                     Upper Marlboro, MD 20772

----------------------------------------------------------------------------------------------------------------------

3.  EMPLOYEE INFORMATION:

----------------------------------------------------------------------------------------------------------------------
Number of employees paid this period:                        868 employees
Current number of employees:                                 550 employees
Gross monthly payroll:
       Officers, directors and principals                    $ 62,309
       Other employees                                       $ 3,688,230
All post-petition payroll obligations including payroll
taxes are current:                                                  YES __X_____           NO _________
Exceptions, if any                                                                     NONE

----------------------------------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 2 of 8



4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?

----------------------------------------------------------------------------------------------------------------------

YES ______X_______ (if yes, explain below)                   NO _______________

----------------------------------------------------------------------------------------------------------------------

During the period covered by this report, the Company sold its operations in its California and Michigan markets to three unrelated third parties:

----------------------------------------------------------------------------------------------------------------------
Market Name                       Buyer               Consideration      Date of Transfer
----------------------------------------------------------------------------------------------------------------------
San Diego and No. California     ST San Diego, LLC    $ 8,342,618          12/06/02
Los Angeles, California          Gallery Corp.        $ 1,317,517          12/15/02
Detroit, Michigan                Mattress World, Inc. $   571,513          12/17/02

----------------------------------------------------------------------------------------------------------------------
Market Name                      Court Order Title                                                 Date Entered
----------------------------------------------------------------------------------------------------------------------

San Diego and Northern           Final order (a) approving sale of certain assets of Mattress      12/04/02
California                       Discounters Corporation relating to its
                                 California operations, free and clear of liens,
                                 claims, encumbrances and interests, and (b)
                                 approving assumption of certain executory
                                 contracts and unexpired leases pursuant to
                                 Sections 105, 363and 365 of United States
                                 Bankruptcy Code attached here to as Exhibit A

Los Angeles, California          Final order (a) approving sale of certain assets of Mattress      12/13/02
                                 Discounters Corporation relating to its Los Angeles,
                                 California operations, free and clear of liens, claims,
                                 encumbrances and interests, and (b) approving assumption and assignment of certain unexpired leases pursuant to Sections
                                 105, 363and 365 of United States Bankruptcy Code attached
                                 here to as Exhibit B

Detroit, Michigan                Final order (a) approving sale of certain assets of Mattress      12/13/02
                                 Discounters Corporation relating to its Michigan operations, free and clear of liens, claims, encumbrances and interests, and (b) approving assumption and assignment of certain
                                 unexpired leases pursuant to Sections 105, 363and 365 of
                                 United States Bankruptcy Code attached here to as Exhibit C

----------------------------------------------------------------------------------------------------------------------

5.  Are all BUSINESS LICENSES or BONDS current?

----------------------------------------------------------------------------------------------------------------------

YES _________X________                                       NO _______________(if no, explain below)

----------------------------------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 3 of 8


6.  PRE-PETITION ACCOUNTS RECEIVABLE:

-------------------------------------------------------------------------------
A.  Beginning balance (previous month's balance)
                                                             $ 445,914

-------------------------------------------------------------------------------
B.  Collected this Period                                    $ 445,914

-------------------------------------------------------------------------------
C.  Ending Balance (A minus B)                               $ 0

-------------------------------------------------------------------------------


7.  POST-PETITION ACCOUNTS RECEIVABLE:

-------------------------------------------------------------------------------
A.  Beginning balance (previous month's balance)
                                                             $ 557,977

-------------------------------------------------------------------------------
B.  Incurred this Period                                     $ 1,869,094

-------------------------------------------------------------------------------
C.  Collected this Period                                    $ 1,006,826

-------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)                        $ 1,420,245

-------------------------------------------------------------------------------

Ending Balance Aging:
-------------------------------------------------------------------------------
0 - 30 days:  $ 1,420,245           31 - 60 days:  $ 0       Over 60 days:  $ 0
-------------------------------------------------------------------------------


8.  POST-PETITION ACCOUNTS PAYABLE:

-------------------------------------------------------------------------------
A.  Beginning balance (previous month's balance)
                                                             $ 506,972

-------------------------------------------------------------------------------
B.  Incurred this Period                                     $ 9,691,825

-------------------------------------------------------------------------------
C.  Paid this Period                                         $ 8,503,957

-------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)                        $ 1,694,840

-------------------------------------------------------------------------------

Ending Balance Aging:
-------------------------------------------------------------------------------
0 - 30 days:  $ 1,694,840           31 - 60 days:  $ 0       Over 60 days:  $ 0
-------------------------------------------------------------------------------

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies.

                                                                      Form No. 5
                                                                     Page 4 of 8


9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due:

-------------------------------------------------------------------------------

YES _______X________                   NO _______________(if no, explain below)

-------------------------------------------------------------------------------

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during the Period:

-------------------------------------------------------------------------------

YES _______X______ (if yes, explain below)                   NO _____________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
During the period covered by this report, the Company closed the following three bank accounts in California previously used by the employees in our California stores to deposit daily cash receipts.

Bank Name                       Account Name                   Account Number
-----------------------------   ----------------------------   --------------
Wells Fargo National Bank       Depository Account             4112033857
Wells Fargo National Bank       Depository Account             4112035134
Wells Fargo National Bank       Depository Account             4112033683
-------------------------------------------------------------------------------


11. Are the BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?

-------------------------------------------------------------------------------

YES _______X______________             NO _______________(if no, explain below)

-------------------------------------------------------------------------------

12. INSURANCE:

-------------------------------------------------------------------------------
Description of Coverage or Policy          Expiration Date
-------------------------------------------------------------------------------

Directors and Officers Liability           12/30/03 (new policy as of 12/31/02)
Employment Practices Liability             12/30/03 (new policy as of 12/31/02)
Property                                   5/31/03
Criminal                                   8/5/03
Umbrella Policy                            8/5/03
Workers Compensation                       8/5/03
Auto and truck                             8/5/03
General Liability                          8/5/03
-------------------------------------------------------------------------------

                                                                     Form No. 5
                                                                     Page 5 of 8


13. ACTIONS OF DEBTORS:

During the last month, did the Debtors:

A. Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?

-------------------------------------------------------------------------------

YES _______________ (if yes, explain below)               NO ________X_________

-------------------------------------------------------------------------------


OR consent to relief from the automatic stay (Section 362)?

-------------------------------------------------------------------------------

YES _______________ (if yes, explain below)                NO _________X______

-------------------------------------------------------------------------------


B. Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtors?
-------------------------------------------------------------------------------

YES ______X_________                   NO _______________(if no, explain below)

-------------------------------------------------------------------------------


14. TRANSFER OR SALE OF PROPERTY:

Did the Debtors or any person with control over any of the Debtors assets transfer, convey, abandon any of Debtors' assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

-------------------------------------------------------------------------------


YES _______________ (if yes, explain below and attach a         NO ______X_____
copy of court order authorizing the referenced action must be attached)

-------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 6 of 8


15. PAYMENTS TO SECURED CREDITORS during the Reporting Period:

------------------------- ------------------------------------ ----------------- -------------- ----------------------
                                                                                                    Post-Petition
                                                                Amount of each   Next Payment     Payments not Made
        Creditor          Frequency of Payments per Contract       Payment         Due Date     (numbers and amounts)
------------------------- ------------------------------------ ----------------- -------------- ----------------------

JPMorgan Chase Bank       Interest for period 11/01/02 to          $ 30,025         1/1/03              None
                          11/29/02

------------------------- ------------------------------------ ----------------- -------------- ----------------------
Fleet National Bank       Interest for period 11/01/02 to          $ 22,518         1/1/03              None
                          11/29/02

------------------------- ------------------------------------ ----------------- -------------- ----------------------
ARK II CLO 2001-1         Interest for period 11/01/02 to          $ 22,518         1/1/03              None
Limited                   11/29/02

------------------------- ------------------------------------ ----------------- -------------- ----------------------
JPMorgan Chase Bank       Periodic principal payments on         $ 1,834,589          n/a               None
                          outstanding loan

------------------------- ------------------------------------ ----------------- -------------- ----------------------
Fleet National Bank       Periodic principal payments on         $ 1,375,942          n/a               None
                          outstanding loan

------------------------- ------------------------------------ ----------------- -------------- ----------------------
ARK II CLO 2001-1         Periodic principal payments on         $ 1,375,942          n/a               None
Limited                   outstanding loan

------------------------- ------------------------------------ ----------------- -------------- ----------------------

                                                                      Form No. 5
                                                                     Page 7 of 8



16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during the Reporting Period:

--------------------------------------- ----- ----------------------------------------- -------------------
Professional                                  Service                                      Amount Paid
--------------------------------------- ----- ----------------------------------------- -------------------
Simpson Thatcher & Bartlett             (1)   Legal Counsel to Administrative Agent     $ 111,108
--------------------------------------- ----- ----------------------------------------- -------------------
FTI Consulting                          (1)   Financial Advisors to Administrative      $ 111,135
                                              Agent
--------------------------------------- ----- ----------------------------------------- -------------------
Holland & Knight LLP                    (1)   Legal Counsel to Administrative Agent     $  12,534
--------------------------------------- ----- ----------------------------------------- -------------------
Marc Rosendorf, Esq.                    (2)   Legal Consultant                          $  12,692
--------------------------------------- ----- ----------------------------------------- -------------------
Bankruptcy Services LLC                 (3)   Administrative services                   $  27,765
--------------------------------------- ----- ----------------------------------------- -------------------
The Blackstone Group LLP                      Financial Advisors                        $ 0
--------------------------------------- ----- ----------------------------------------- -------------------
Hale and Dorr LLP                             Legal Counsel                             $ 0
--------------------------------------- ----- ----------------------------------------- -------------------
Jones, Day, Reavis & Pogue                    Financial Advisors                        $ 0
--------------------------------------- ----- ----------------------------------------- -------------------
Arent Fox Kitner Plotkin & Kahn, PLLC         Legal Counsel                             $ 0
--------------------------------------- ----- ----------------------------------------- -------------------
Houlihan Lokey Howard & Zukin Capital         Financial Advisors                        $ 0
--------------------------------------- ----- ----------------------------------------- -------------------

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing such payment must be attached.

     (1) The Debtors are authorized to make such payments pursuant to Section 9(d) of the Court Order titled "Final Order Authorizing Debtors' Use of Lenders' Cash Collateral and Granting Adequate Protection Pursuant to 11 USC 361 and 363 and FED. R. BANKR. P. 4001" attached hereto as Exhibit D.

     (2) The Debtors are authorized to make such payments pursuant to Section 2 of the Court Order titled "Order Authorizing the Employment and Compensation of Professionals in the Ordinary Course of Business" attached hereto as Exhibit E.

     (3) The Debtors are authorized to make such payments pursuant to Section 3 of the Court Order titled "Order Pursuant to 28 USC 156(c) Authorizing the Appointment of Bankruptcy Services LLC as Agent of the Bankruptcy Court" attached hereto as Exhibit F.

17. QUARTERLY U.S. TRUSTEE FEES paid during the Reporting Period:

---------------------------------------------------------------------------
                                             Monthly Disbursements
---------------------------------------------------------------------------
Month 1 (current quarter)                    $  0
Month 2(current quarter)                     $  15,616,131
Month 3(current quarter)                     $  13,123,406
Total                                        $  28,739,537
---------------------------------------------------------------------------

Quarter Fee Paid $_____NONE______

                                                                      Form No. 5
                                                                     Page 8 of 8



18. VERIFICATION:

I declare under penalty of perjury that the information contained in this Monthly Operating report (including schedules) is true and correct to the best of my knowledge, information and belief.

                                              DEBTORS IN POSSESSION

                                              By:  /s/ Rick Frier
                                                   ----------------------------
                                                    Rick Frier
                                                    Chief Financial Officer
                                                    9822 Fallard Court
                                                    Upper Marlboro, MD 20772
                                                    301-856-6755 ext 248

                                                                      Form No. 6



                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee

In re:  Mattress Discounters                    Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                          Jointly Administered
                                                                     Chapter 11

--------------------------------------------------------------------------------

                            Monthly Operating Report
                                Income Statement
         For the monthly period November 24, 2002 to December 28, 2002

                                See Attached Form

                        MATTRESS DISCOUNTERS CORPORATION
                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
       FOR THE PERIOD OCTOBER 23, 2002 TO DECEMBER 28, 2002 (IN THOUSANDS)
               (ALL AMOUNTS REPRESENT POST PETITION TRANSACTIONS)

                                      10/23/2002 -    11/24/2002 -
                                        11/24/02        12/28/02       YTD
                                      ------------    -----------  ------------

Net sales                                  14,130         11,018        25,148

Cost of sales                              11,204         10,112        21,316
                                      ------------    -----------  ------------

Gross profit                                2,926            906         3,832

General and administrative expenses         6,583          7,200        13,783
Reserve for goodwill                            -         53,252        53,252
Gain on disposal of assets                      -         (6,019)       (6,019)
                                      ------------    -----------  ------------

Loss from operations                        3,657        (53,527)      (57,184)

Other income (expense):
               Interest income                  5              3             8
               Interest expense            (1,973)           930        (1,043)
                                      ------------    -----------  ------------

               Net loss                    (5,652)       (52,594)      (58,219)
                                      ============    ===========  ============

                                                                      Form No. 8



                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee

In re:  Mattress Discounters                    Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                          Jointly Administered
                                                                     Chapter 11

--------------------------------------------------------------------------------

                           CASH RECONCILIATION REPORT

                                Operating Account
                             As of December 28, 2002

                                See Attached Form

MATTRESS DISCOUNTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Twelve Months Ended December 29, 2001 and December 28, 2002 (in thousands)

                                                                      2001               2002
                                                                   ------------      -------------
                                                                   (Unaudited)       (Unaudited)
Cash flows from operating activities:
      Net loss                                                       $(122,821)         $ (90,102)
      Adjustments to reconcile net loss to net cash
      used in operating activities:
           Depreciation and amortization                                 6,052              3,897
           Accretion of discount on Senior Notes                           633                530
           Amortization of debt issue costs                              1,600              1,454
           Deferred income taxes                                        92,010                  -
           Reserve for goodwill                                              -             53,252
           Provision for obsolete inventory                                926              1,207
           Reserve for California lawsuit                                    -              1,750
           Reserve for Heilig-Meyers receivable                          1,564                  -
           Loss (gain) on disposition of property and equipment          1,732             (3,805)
           Changes in operating assets and liabilities:
               Accounts receivable                                       2,792              3,922
               Inventories                                                 932              4,236
               Prepaid expenses and other assets                          (778)               661
               Due to/from parent/affiliate                                343                  -
               Accounts payable and accrued expenses                    (2,138)            16,106
               Other noncurrent liabilities                                (74)              (660)
                                                                   ------------      -------------

                    Net cash used in operating activities              (17,227)            (7,552)
                                                                   ------------      -------------

Cash flows from investing activities:

      Property and equipment expenditures                               (3,426)            (1,026)
      Proceeds from disposition of PP&E                                      -             10,258
      Other                                                                297                  -
                                                                   ------------      -------------

                    Net cash used in investing activities               (3,129)             9,232
                                                                   ------------      -------------
Cash Flows from financing activities:

      Payments on long-term debt                                          (124)            (9,672)
      Long Term Borrowings                                              18,549             12,500
      Payment of debt issue costs                                         (503)              (467)
      Increase in restricted cash                                       (1,900)                 -
                                                                   ------------      -------------

                    Net cash used in financing activities               16,022              2,361
                                                                   ------------      -------------

Net decrease in cash and cash equivalents                               (4,334)             4,041

Cash and cash equivalents:
      Beginning of period                                                8,195              3,861
                                                                   ------------      -------------
      End of period                                                      3,861              7,902
                                                                   ============      =============

                                                                     Form No. 10

                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee

In re:  Mattress Discounters                    Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                          Jointly Administered
                                                                     Chapter 11

-------------------------------------------------------------------------------

                                  BALANCE SHEET
                             As of December 28, 2002

                                See Attached Form

MATTRESS DISCOUNTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 29, 2001 and December 28, 2002 (in thousands)

                                                                    December 29, 2001   December 28, 2002
                                                                    -----------------   -----------------
                              ASSETS                                   (Unaudited)          (Unaudited)
Current assets:
        Cash and cash equivalents                                            $ 3,861             $ 7,902
        Accounts receivable                                                    5,342               1,420
        Inventories                                                           17,980               6,561
        Assets held for sale                                                       -                 400
        Prepaid expenses and other current assets                              1,499               4,065
                                                                    -----------------   -----------------
                      Total current assets                                    28,682              20,348

Property and equipment, net                                                   12,636               4,124
Debt issue costs and other assets                                             10,917               9,738
Goodwill and other intangibles, net                                           53,511                 243
                                                                    -----------------   -----------------
                      Total assets                                         $ 105,746            $ 34,453
                                                                    =================   =================

               LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities not subject to compromise:
        Current portion of long-term debt                                      $ 862            $ 21,690
        Accounts payable and accrued expenses                                 46,606              14,799
                                                                    -----------------   -----------------
                                                                              47,468              36,489
                                                                    -----------------   -----------------

Current liabilities subject to compromise:
        Current portion of long-term debt                                          -             134,712
        Accounts payable and accrued expenses                                      -              48,207
                                                                    -----------------   -----------------
                                                                                   -             182,919
                                                                    -----------------   -----------------

                      Total current liabilities                               47,468             219,408
                                                                    -----------------   -----------------

Long-term debt, excluding current portion                                    152,182                   -
Other noncurrent liabilities                                                   4,037               3,088
                                                                    -----------------   -----------------

                      Total liabilities                                      203,687             222,496
                                                                    -----------------   -----------------

Stockholder's equity:
        Common stock                                                               -                   -
        Additional paid-in capital                                            27,014              27,014
        Accumulated deficit                                                 (124,955)           (215,057)
                                                                    -----------------   -----------------
                      Total stockholder's equity                             (97,941)           (188,043)
                                                                    -----------------   -----------------
                      Total liabilities and stockholder's equity           $ 105,746            $ 34,453
                                                                    =================   =================